UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 8, 2020
_________________________

ILLINOIS TOOL WORKS INC.
(Exact name of registrant as specified in its charter)

Delaware			1-4797	36-1258310
(State or other jurisdiction of incorporation)			(Commission File No.)	(I.R.S. Employer Identification No.)

155 Harlem Avenue	Glenview	IL		60025
(Address of principal executive offices)				(Zip Code)
Registrant's telephone number, including area code: 847-724-7500

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ITW	New York Stock Exchange
1.75% Euro Notes due 2022	ITW22	New York Stock Exchange
1.25% Euro Notes due 2023	ITW23	New York Stock Exchange
0.250% Euro Notes due 2024	ITW24A	New York Stock Exchange
0.625% Euro Notes due 2027	ITW27	New York Stock Exchange
2.125% Euro Notes due 2030	ITW30	New York Stock Exchange
1.00% Euro Notes due 2031	ITW31	New York Stock Exchange
3.00% Euro Notes due 2034	ITW34	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In accordance with the Corporate Governance Guidelines of Illinois Tool Works Inc. (the “Company”), regarding a director not standing for re-election following his or her 75th birthday, Mr. James A. Skinner retired from the Company’s Board of Directors effective on May 8, 2020.

Item 5.07. Submission of Matters to a Vote of Security Holders

The annual meeting of the stockholders of the Company was held on May 8, 2020 for the purposes of (i) electing the ten director nominees named in the Company’s proxy statement for the meeting to hold office until the next annual meeting of stockholders; (ii) ratifying the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2020; (iii) approving, on an advisory basis, a resolution relating to the executive compensation of the named executive officers as disclosed in the Company’s proxy statement; and (iv) considering a non-binding stockholder proposal to permit stockholders to act by written consent.

All ten nominees for director named in the Company’s proxy statement for the meeting were elected by the votes set forth below.

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Election of Directors
Daniel J. Brutto	254,305,251	952,097	335,333	26,742,083
Susan Crown	248,680,945	5,375,449	1,536,287	26,742,083
James W. Griffith	253,320,692	1,934,813	337,176	26,742,083
Jay L. Henderson	254,101,086	1,120,661	370,934	26,742,083
Richard H. Lenny	252,167,549	3,081,230	343,902	26,742,083
E. Scott Santi	246,006,448	8,875,920	710,313	26,742,083
David B. Smith, Jr.	251,549,989	3,710,296	332,396	26,742,083
Pamela B. Strobel	250,526,940	4,780,753	284,988	26,742,083
Kevin M. Warren	252,928,716	2,326,962	337,003	26,742,083
Anré D. Williams	254,115,317	1,131,083	346,281	26,742,083

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2020 was ratified by the vote set forth below.

Ratification of independent registered public accounting firm	FOR	AGAINST	ABSTAIN
	277,951,873	4,004,496	378,395

The non-binding advisory vote on the compensation of the Company’s named executive officers as disclosed in the “Compensation Discussion and Analysis” section, the compensation tables and any related material disclosed in the Company’s proxy statement for the meeting pursuant to the Securities and Exchange Commission’s compensation disclosure rules was approved by the vote set forth below.

Advisory vote to approve executive compensation	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
	241,905,052	12,744,762	942,867	26,742,083

The stockholder proposal requesting that stockholders approve a non-binding resolution to permit stockholders to act by written consent was defeated by the vote set forth below.

Stockholder proposal to permit stockholders to act by written consent	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
	90,002,511	163,077,471	2,512,699	26,742,083

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ILLINOIS TOOL WORKS INC.

Dated: May 13, 2020	By: /s/ Norman D. Finch Jr.
Name: Norman D. Finch Jr.
Title: Senior Vice President, General Counsel and Secretary